UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
____________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 27, 2020
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SYNEOS HEALTH, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-36730	27-3403111
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1030 Sync Street Morrisville, North Carolina	27560-5468
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (919) 876-9300
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	SYNH	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On May 27, 2020, Syneos Health, Inc. (the “Company”) held its Annual Meeting of Stockholders. A total of 100,857,352 shares of the Company’s Class A common stock (“common stock”) were present online or represented by proxy at the meeting, representing approximately 96.83% of the Company’s outstanding common stock as of the March 30, 2020 record date. The following are the voting results for the proposals considered and voted upon at the meeting, each of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 16, 2020.
Proposal 1. Election of four directors for a term expiring at the 2023 annual meeting of stockholders or until their successors have been elected and qualified.

Nominee	For	Against	Abstain	Broker Non-Votes
Bernadette M. Connaughton	97,589,795	125,732	26,864	3,114,961
Kenneth F. Meyers	97,006,215	710,378	25,798	3,114,961
Matthew E. Monaghan	96,967,370	749,940	25,081	3,114,961
Joshua M. Nelson	97,515,286	202,148	24,957	3,114,961

Proposal 2. Approval, on an advisory (nonbinding) basis, of the Company’s executive compensation.

For	Against	Abstain	Broker Non-Votes
96,890,184	787,818	64,389	3,114,961

Proposal 3. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent auditors for the year ending December 31, 2020.

For	Against	Abstain	Broker Non-Votes
100,493,370	331,856	32,126	0

Based on the foregoing votes, the four director nominees named above were elected and Proposals 2 and 3 were approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNEOS HEALTH, INC.

Date:	June 1, 2020	By:	/s/ Jonathan Olefson
			Name:	Jonathan Olefson
			Title:	General Counsel and Corporate Secretary